Exhibit 99.2


Goldman Sachs Capital Markets, L.P. | 85 Broad Street |
New York, New York 10004 | Tel:  212-902-1000

swapconfirms2006: gsco_gsaa06-15_nuuc609070.aw


                                                              [GRAPHIC OMITTED]



                                 CONFIRMATION

DATE:          September 13, 2006

TO:            Goldman, Sachs & Co. (Account No. 762-05891)
               Attention: Justin Gregory

TO:            Wells Fargo Bank, National Association
               Attention: Client Manager - GSAA 2006-15

               9062 Old Anapolis Rd

               Columbia, MD 21045
               Telephone No.: 410-884-2000
               Facsimile No.: 410-715-2300

FROM:          Goldman Sachs Capital Markets, L.P.
               Telephone No.: 212-357-7836
               Facsimile No.: 212-902-5692

SUBJECT:       Cap Transactions

REF NO:        NUUC609070 (290000000) / (006 807 416)


The purpose of this communication is to set forth the terms and conditions of the above referenced transactions entered into on the Trade Date specified below (individually each a "Transaction", and collectively, the "Transactions") between Goldman Sachs Capital Markets, L.P. ("Constant Party"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman, Sachs & Co. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between Constant Party and Counterparty as to the terms of the Transactions to which this Confirmation relates, and this Confirmation evidences the sole set of Transactions for the benefit of the GSAA Home Equity Trust 2006-15 (`GSAA"). These Transactions shall each constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Loss and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and
Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only 5(b)(i) Illegality, 5(b)(ii) Tax Event and 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in Paragraph 4B) shall apply and (ix) Set off under
Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:



TRANSACTION I
-------------

Notional Amount:                     USD 2,728,000

Trade Date:                          September 13, 2006

Effective Date:                      September 28, 2006

Termination Date:                    September 25, 2008, subject to adjustment
                                     in accordance with the Modified Following
                                     Business Day Convention

Floating Amounts:
----------------

Floating Rate Payer (Cap Seller):    Constant Party

Cap Rate:                            5.65499% (subject to adjustment in
                                     accordance with the Schedule set forth in Annex I hereto)

Floating Rate Payer Early
Payment Dates:                       On the day which is one (1) Business Day
                                     prior to each Floating Rate Period End
                                     Date.

Floating Rate Option:                USD-LIBOR-BBA

Floating Rate Designated Maturity:   1 Month

Floating Rate Reset Dates:           The first day of each Calculation Period

Floating Rate Day Count Fraction:    Actual/360

Floating Rate Period End Dates:      Monthly, on the 25th day of each month,
                                     commencing on October 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the
                                     Modified Following Business Day
                                     Convention.

Fixed Amounts:
-------------

Fixed Rate Payer (Cap Buyer):        Counterparty

Fixed Rate Payer Payment Date:       September 15, 2006, subject to adjustment
                                     in accordance with the Modified Following
                                     Business Day Convention.

Fixed Amount:                        USD 30,000 payable by Goldman, Sachs &
                                     Co. to Constant Party on the Fixed Rate
                                     Payer Payment Date (net with Transaction
                                     II Fixed Amount)

Business Days:                       New York

Calculation Agent:                   Constant Party

Governing Law:                       New York law

TRANSACTION II
--------------

Notional Amount:                     USD 2,728,000 (subject to adjustment in
                                     accordance with the Schedule set forth in Annex I hereto)

Trade Date:                          September 13, 2006

Effective Date:                      September 28, 2006

Termination Date:                    September 25, 2008, subject to adjustment
                                     in accordance with the Modified Following
                                     Business Day Convention

Floating Amounts:
----------------

Floating Rate Payer (Cap Seller):    Counterparty

Cap Rate:                            8.00%

Floating Rate Payer Early
Payment Dates:                       On the day which is one (1) Business Day
                                     prior to each Floating Rate Period End
                                     Date.

Floating Rate Option:                USD-LIBOR-BBA

Floating Rate Designated Maturity:   1 Month

Floating Rate Reset Dates:           The first day of each Calculation Period

Floating Rate Day Count Fraction:    Actual/360

Floating Rate Period End Dates:      Monthly, on the 25th day of each month,
                                     commencing on October 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the
                                     Modified Following Business Day
                                     Convention.

Fixed Amounts:
-------------

Fixed Rate Payer (Cap Buyer):        Constant Party

Fixed Rate Payer Payment Date:       September 15, 2006, subject to adjustment
                                     in accordance with the Modified Following
                                     Business Day Convention.

Fixed Amount:                        USD 0.00 payable by Constant Party to
                                     Goldman, Sachs & Co. on the Fixed Rate
                                     Payer Payment Date (net with Transaction
                                     I Fixed Amount)

Business Days:                       New York

Calculation Agent:                   Constant Party

Governing Law:                       New York law

4. Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that the Transactions shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then by GS Mortgage Securities Corp. to GSAA Home Equity Trust 2006-15, and then by GSAA, through a collateral assignment, to Wells Fargo Bank, National Association ("Wells Fargo"), as securities administrator (in such capacity , the "Securities Administrator") on behalf of the holders of the GSAA Home Equity Trust 2006-15 Class B-4 Certificates, (CUSIP Number: 3622E8 AW 5; the " Certificates") (each such assignee is referred to herein as an "Assignee" and each such assignor is referred to herein as an "Assignor"). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provides written or oral notification of the effective date of assignment to the Constant Party (each such day hereinafter referred to as an "Assignment Date"). Furthermore, with respect to each assignment of the Transactions to an Assignee, the Assignee shall accept assignment of the Transactions subject to all terms of this Confirmation and all references to the term "Counterparty" herein shall be deemed references to such Assignee. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transactions . Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transactions after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transactions after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transactions originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expences and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transactions after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transactions as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transactions as provided herein and perform its obligations under the Transactions and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transactions is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transactions to which this assignment relates.

(g) Any additional assignments of these Transactions to a party other than an Assignee shall require the consent of Constant Party, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of these Transactions to a party other than an Assignee shall be made, and Constant Party shall not consent to such additional assignments of these Transactions until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and Constant Party shall not consent to such amendment of this Confirmation, until written confirmation from the rating agency is received that it has rated the Certificates and such amendment will not result in a withdrawal or downgrade of the rating of the Certificates.

B. Limited Recourse; Non-Petition Provision:
   ----------------------------------------

To the extent GSAA or the Securities Administrator is a counterparty to Constant Party under the terms of these Transactions, the obligations of Constant Party hereunder shall be limited recourse obligations and Constant Party agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates (as defined in the Goldman, Sachs & Co. Offering Circular dated September 27, 2006), acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit Constant Party from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns.

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Wells Fargo Bank, National Association (i) this Confirmation is executed and delivered by Wells Fargo, not in its individual capacity but solely as securities administrator of the separate interest trust created pursuant to the Trust Agreement dated as of September 1, 2006 among GS Mortgage Securities Corp., as depositor, Wells Fargo, as securities administrator and master servicer, Deutsche Bank National Trust Company, as trustee and as a custodian and JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Trust Agreement is made and intended not as personal representations, undertakings and agreements of the Wells Fargo but is made and intended solely for the purpose of binding only the trust, and (iii) under no circumstances shall Wells Fargo, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the Trust under this Confirmation.

5. Credit Support Documents:       (a) Standard Guaranty of The Goldman Sachs
                                   Group, Inc.

6. Account Details:

USD Payments to Constant Party:

For the Account of:                Goldman Sachs Capital Markets, L.P.

Name of Bank:                      Citibank. N.A. New York

Account No:                        40670834

Fed ABA No:                        021000089

Constant Party Inquiries           Swap Operations

                                   Goldman Sachs Capital Markets, L.P.

                                   Telephone No.: 212-357-7836

                                   Facsimile No.: 212-902-5692

Payments to Trustee:               In accordance with Trustees written
                                   instructions as set forth below or
                                   otherwise delivered to GSCM.

USD Payments to Trustee

For the Account of:                Wells Fargo Bank, National Association

Name of Bank:                      Wells Fargo Bank, NA

Account No:                        3970771416

Fed ABA No:                        121000248


7. The parties hereby agree (a) to check this Confirmation (Reference No.:
NUUC609070 (290000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty, Assignor, Assignee and Constant Party with respect to the particular Transactions to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

         Very truly yours,



GOLDMAN SACHS CAPITAL MARKETS, L.P.

         By:      Goldman Sachs Capital Markets, L.L.C.

                  General Partner

         By:  /s/ James Gavin
              ------------------------------------------
         Name:  James Gavin
         Title: Vice President

Agreed and Accepted By:

Goldman, Sachs & Co.


By: /s/ Steve Schultz
    ------------------------------------
Name:  Steve Schultz
Title: Vice President

Agreed and Accepted By:

Wells Fargo Bank, National Association, not in its individual capacity, but solely in its capacity as Securities Administrator on behalf of the holders of the Certificates

By: /s/ Patricia M. Russo
    -------------------------------------
Name:  Patricia M. Russo
Title: Vice President

                                  Annex I

                                  Schedule

  For the Calculation       to but excluding*:   The applicable
    Period from and                              Constant Party
      including*:                                Cap Rate shall
                                                       be:

                                                  (in % terms)

   September 28, 2006        October 25, 2006        5.65499
    October 25, 2006        November 27, 2006        4.66735
    November 27, 2006       December 26, 2006        4.8897
    December 26, 2006        January 25, 2007        4.66755
    January 25, 2007        February 26, 2007        4.66764
    February 26, 2007         March 26, 2007         5.38214
     March 26, 2007           April 25, 2007         4.66784
     April 25, 2007            May 25, 2007          4.8902
      May 25, 2007            June 25, 2007          4.66802
      June 25, 2007           July 25, 2007          4.89036
      July 25, 2007          August 27, 2007         4.66815
     August 27, 2007        September 25, 2007       4.6682
   September 25, 2007        October 25, 2007        4.89053
    October 25, 2007        November 26, 2007        4.6683
    November 26, 2007       December 26, 2007        4.89064
    December 26, 2007        January 25, 2008        4.66841
    January 25, 2008        February 25, 2008        4.66846
    February 25, 2008         March 25, 2008         5.12841
     March 25, 2008           April 25, 2008         4.66857
     April 25, 2008            May 27, 2008          4.89091
      May 27, 2008            June 25, 2008          4.66868
      June 25, 2008           July 25, 2008          4.89103
      July 25, 2008          August 25, 2008         4.66879
     August 25, 2008        September 25, 2008       4.66885

*Subject to adjustment in accordance with the Modified Following Business Day Convention